ING MUTUAL FUNDS

ING MAYFLOWER TRUST

(“Registrants”)

Supplement dated August 10, 2012

to the Statement of Additional Information (“SAI”) of the Registrants,

dated February 29, 2012

Effective immediately, the Registrants’ SAI is hereby revised as follows:

1.	The third row within the table in the sub-section entitled “Adviser – Expense Limitation Agreements” in the Fund’s SAI is hereby deleted and replaced with the following:

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Emerging Markets Equity[2]	1.60%	2.35%	2.35%	1.35%	N/A	1.85%	1.35%

2.	The third paragraph and its accompanying table in the sub-section entitled “Sales Charges – Dealer Commissions and Other Incentives” is hereby deleted and replaced with the following:

The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Class A, Class B, and Class C shares, at NAV, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1 million or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectuses. The Distributor will pay Authorized Dealers of record commissions at the rate of 1.00% on purchases of $1 million or more of Class A shares that are subject to a CDSC.

3.	The reference to ING Money Market Portfolio within the first paragraph of the sub-section entitled “Shareholder Information – Exchanges” is hereby replaced with ING Money Market Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE